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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                ---------------


                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):     DECEMBER 23, 1998
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                            MCHENRY METALS GOLF CORP.
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               (Exact name of registrant as specified in charter)


           NEVADA                     333-53737                  87-0429261
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(State or other Jurisdiction         (Commission               (IRS Employer
      of Incorporation)              File Number)            Identification No.)


      1945 CAMINO VIDA ROBLE, SUITE J, CARLSBAD, CA                  92008
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        (Address of principal executive offices)                    Zip Code


      Registrant's telephone number, including area code:   (760) 929-0015
                                                           -----------------


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          (Former name or former address, if changed since last report)


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        Letter of agreement with Form 8-K filed with the Commission on December 30, 1998 from Clumeck, Stern, Phillips & Schenkelberg and received by McHenry Metals Golf Corp. on January 13, 1999 is filed herewith as EXHIBIT 16.1.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  MCHENRY METALS GOLF CORP.
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                                                       (Registrant)


Date: January 15, 1999                            /s/ Bradley J. Wilhite
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                                                Bradley J. Wilhite, President




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                                 EXHIBIT INDEX


Exhibit
Number             Description
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  16.1             Letter of agreement with Form 8-K filed with the Commission on December 30, 1998 from Clumeck, Stern, Phillips &
                   Schenkelberg and received by McHenry Metals Golf Corp. on
                   January 13, 1999